Exhibit 99(4)

                             SUBSCRIPTION AGREEMENT

                             SUBSCRIPTION FOR SHARES

NAME  OF  SUBSCRIBER:           JKX  Nederland  B.V.  (the  "Purchaser")

SHARES SUBSCRIBED FOR:          4,054,054 common shares ("the Shares")of CanArgo
                                Energy  Corporation  ("CanArgo")
TOTAL  SUBSCRIPTION  PRICE
FOR  THE  SHARES:               US  $4,500,000.00  (US$1.11  per  Share)

DATE  OF  SUBSCRIPTION:         June  15,  2000

DELIVERY  OF  THE  SHARES:      Approximately  June 22, 2000 at Denton Wilde
                                Sapte,  of One Fleet Place, London EC4M WS
                                England ("Denton Wilde"), counsel for
                                Purchaser, to be held by them in accordance with the terms of a letter agreement between CanArgo and Purchaser dated 19 May
                                2000  ("Letter  Agreement")

PAYMENT  INSTRUCTIONS:          Payment of the Total Subscription Price shall be
                                made by delivery to CanArgo of one or more share certificates representing all of Purchaser's shareholding in Ninotsminda Oil
                                Company ("NOC") together with a share transfer form in respect of such shares duly executed in favour of CanArgo, the date on which such NOC shares are received by CanArgo being referred to as the "Closing Date", at which time certificate(s) representing the Shares will be delivered by Denton Wilde to the Purchaser and the purchase will be deemed to have been completed

REPRESENTATIONS  BY  PURCHASER: By  its  execution  of  this  Agreement, the
                                Purchaser hereby makes the representations, warranties and covenants set forth in Schedules 1 and 2 attached hereto and made a part hereof

REPRESENTATIONS BY CANARGO:     By its execution and delivery of this Agreement,
                                CanArgo hereby makes the representations, warranties and covenants set forth in
                                Schedule  3  attached  hereto  and  made  a
                                part  hereof

PRIVATE  PLACEMENT:             The  Shares are offered in a private placement
                                pursuant to and in reliance upon and conformity with an exemption from the registration requirements of the United
                                States  Securities  Act of 1993, as
                                amended (the "Securities Act") pursuant to Regulation S promulgated thereunder
                                ("Regulation  S")

REGISTRATION  RIGHTS:           The  Purchaser and CanArgo will enter into a
                                Registration  Rights  Agreement ("Registration
                                Rights Agreement") on the Closing Date in substantially in the form attached hereto as
                                Schedule 4, providing for US registration rights with respect to the Shares, which rights will commence as of the first anniversary of the Closing Date

COMPLETE  AGREEMENT:            The Purchaser agrees to be bound by the terms of
                                this Agreement and the Schedules attached hereto; which form part of this Agreement

NOTICES: Any notices to the parties hereto shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgement of complete transmission) to the parties at their respective addresses included on the signatory page of this Agreement (or at such other address for a party as shall be specified by like notice)

GOVERNING  LAW,
AMENDMENTS,
COUNTERPARTS  AND
ASSIGNMENTS  :                  This Agreement shall be governed by the law of
                                England although all matters relating to the Registration Rights Agreement, the Securities
                                Act and Regulation S shall be governed by US law. This Agreement, together with the Letter Agreement represents the entire understanding of the parties hereto with respect to the subject matter hereof and may not be amended except by an instrument in writing signed by the parties hereto. This
                                Agreement may be executed in counterparts, all of which shall be considered to comprise a single agreement. This Agreement may not be assigned by the Purchaser without the prior written consent of CanArgo



CANARGO  ENERGY  CORPORATION                    Address:


/s/  David  Robson                              1580  Guinness  House
Name:     Dr. David Robson                      727  7th Avenue SW, Calgary
Position: Chairman and Chief Executive Officer  Alberta T2P 0Z5, Canada
                                                Facsimile No: +1 403 777 1578




JKX  NEDERLAND  B.V.                            Address:

/s/  Bruce Burrows                              Aert Van Nesstraat 45, 4th Floor
Name:  Bruce  Burrows                           PO Box 548
Position:  Director                             3012 CA, Rotterdam, Netherlands
                                                Facsimile No.: +44 207 323 4464

Schedules
---------
Schedule  1:     Representations  by  Purchaser
Schedule  2:     Definition  of  US  Persons
Schedule  3:     Representations  of  CanArgo
Schedule  4:     Registration  Rights  Agreement

                                   SCHEDULE 1

                                     TO THE

                             SUBSCRIPTION AGREEMENT

REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  PURCHASER


Purchaser hereby represents, warrants and covenants to CanArgo Energy Corporation (the "Company") as follows:

1.      COMPLIANCE  WITH  SECURITIES  LAWS.

Purchaser  understands  and  acknowledges  that

(a) the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or blue sky laws or any applicable securities laws of jurisdictions outside the United States, and the rules and regulations promulgated thereunder (the Securities Act and such state and foreign securities laws, rules and regulations are collectively referred to herein as the "Securities Laws") and may not be offered or sold in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S promulgated under the Securities Act ("Regulation S"), which definition is set out in Schedule 2 to the Subscription Agreement), unless such Shares are registered under the US Securities Act and any applicable state securities or blue sky laws or such offer or sale is made pursuant to exemptions from the registration requirements of such Laws;

(b) the Shares are being offered and sold pursuant to the terms of Regulation S under the Securities Act which permits securities to be sold to "nonU.S. persons" in "offshore transactions" (as defined in Regulation S), subject to certain terms and conditions;

(c) the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein in order to determine the availability of the exemptions from registration under the Securities Act relied upon by the Company and the suitability of the Purchaser to acquire the Shares;

(d) the Shares have been offered and sold to the Purchaser in an "offshore transaction" and Purchaser has not engaged in any "directed selling efforts", as each such term is defined in Regulation S, and

(e) in the view of the Commission, the statutory basis for the exemption from registration claimed for this offer and sale of the shares
        ("Offering") would not be present if the Offering , although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and, accordingly, the Purchaser is making the representations and warranties in this Schedule to evidence its compliance with the applicable requirements of the Securities Act and Regulation S and that its participation in such Offering is not a part of any such plan or scheme.

2.      STATUS  OF  PURCHASER.

(a) Purchaser is purchasing the Shares for its own account or for persons or accounts as to which it exercises investment discretion. Neither Purchaser nor such person or account is a "U.S. person"
        (as defined in Regulation S) and neither Purchaser nor such other person or account has any present intention to sell any of the Shares in the United States or to a U.S. person or for the account or benefit of a U.S. person either now or promptly after expiration of the first anniversary of the date hereof (Restricted Period).

(b) Purchaser (and any person or account on whose behalf Purchaser is purchasing) is knowledgeable, sophisticated and experienced in and qualified to make, decisions with respect to investments in restricted securities (such as the Shares) and has reviewed and considered all information it deems relevant in making a decision to purchase the Shares. Purchaser acknowledges that it is capable of evaluating the merits and risks of an investment in the Shares and to make an informed decision relating thereto. In evaluating its investment, Purchaser has consulted its own investment and/or legal and/or tax advisors.

(c) Purchaser acknowledges that the Company has made available to Purchaser the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and the business and financial condition of the Company, and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense which is necessary to verify the accuracy of the information furnished in accordance herewith. Purchaser and its advisors, if any, have received complete and satisfactory answers to all such inquiries.

(d) Purchaser has agreed to purchase the Shares for investment purposes and not for further distribution to other purchasers than persons or accounts as to which it exercises investment discretion. Purchaser is not an underwriter or broker dealer ("investment firm") and is not participating pursuant to a contractual arrangement in the distribution of the Shares. To the extent that the Shares are registered in the name of Purchaser's nominee, Purchaser confirms that such nominee is acting as custodian for Purchaser of such securities.

(e) Purchaser understands that no U.S. Federal or state or any foreign governmental authority or agency has made or will make any finding or determination relating to the fairness for public investment in the Shares, or has passed upon or made, or will pass upon or make, any recommendation or endorsement of the Shares.

(f) If Purchaser is a partnership, corporation, trust or other entity, the individual person signing the Subscription Agreement on its behalf represents and warrants that:

        (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made by the Purchaser in this Purchase Agreement;
                and

        (ii) He or she is duly authorised under the corporation's charter and by all requisite corporate action (and if the Purchaser is a partnership, trust or other unincorporated entity, by the agreements, deeds, indentures or other instruments pursuant to which such entity was organised and all requisite action to be taken by such entity) to make this investment and to enter into, execute and deliver this Subscription Note on behalf of such entity.

3.      RESTRICTIONS  ON  RE-SALE

(a) During the Restricted Period from June 15 2000 to June 15 2001, the Purchaser shall not engage in any activity for the purpose of or which may reasonably be expected to have an effect of conditioning the market in the United States for the Shares, or directly or indirectly offer, sell, transfer, pledge or otherwise dispose of the Shares or any interest therein in the United States or to or for the account or benefit of a "U.S. person" (as defined in Regulation S, ref.
        Schedule 2). Purchaser hereby also agrees that it shall not, either directly or indirectly, sell short the Company's shares of Common Stock in the over-the-counter market or otherwise in the United States or engage in any hedging activities in the United States during the Restricted Period, and it has not made any such sale in anticipation of purchasing the Shares.

(b) Purchaser understands that the Shares or any interest therein are only transferable on the books and records of the Transfer Agents and Registrar of the Common Stock of the Company. Purchaser further understands that the Transfer Agents and Registrar will not register any transfer of the Shares or any interest therein which the Company in good faith believes violates the restrictions set forth herein.

(c) Unless registered under the Securities Act or otherwise traded in compliance with Regulation S, during the Restricted Period any proposed offer, sale, transfer, pledge or other disposition of any of the Shares or any interest therein shall be subject to the condition that Purchaser must deliver to the Company,

        (i) a written certification that neither record nor beneficial ownership of the Shares or any interest therein, as the case may be, has been offered or sold in the United States or to or for the account or benefit of, any "U.S. person" (as defined in Regulation S),

        (ii) a written certification of the proposed transferee that such transferee (or any account for which such transferee is acquiring such Shares or any interest therein, as the case may
                be) is not a "U.S. person" (as defined in Regulation S), that such transferee is acquiring such Shares or such interest therein, as the case may be, for such transferee's own account (or an account over which it has investment discretion) and for investment and not with a view to a distribution, and that such transferee is knowledgeable of and agrees to be bound by the restrictions on re-sale set forth in this section and Regulation S during the Restricted Period, and

        (iii) a written opinion of United States counsel, in form and substance satisfactory to the Company, to the effect that the offer, sale, transfer, pledge or other disposition of such Shares, or any interest therein, as the case may be, are exempt from registration under the Securities Act and all other applicable Securities Laws.

(d) Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of or solicit any offers to buy, purchase or otherwise acquire or take a pledge of its rights under the Subscription Agreement or the Shares or any interest therein otherwise than in compliance with all applicable Securities Laws.

4.     LEGENDS

(a) Purchaser agrees that the stock certificates representing the Shares shall bear the legend set forth below:

        "The Shares of Common Stock represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the"Act"), or any other securities laws, and have been issued in reliance upon the exemption from registration under the Act contained in Regulation S under the Act. No offer, sale, transfer, pledge or other disposition (collectively, a "Disposal") of the Shares of Common Stock represented by this certificate may be made: (a) in the United States or to, or for the account or benefit of, any "U.S. person" (as defined in Regulation S) unless (i) registered under the Act and any applicable state securities or blue sky laws or (ii) exemptions from the registration requirements of such laws are available and CanArgo Energy Corporation (the "Company") receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from such registration requirements; and (b) outside of the United States or to, or for the account or benefit of a person who is not a "U.S. person" (as defined in Regulation S) unless (i) the beneficial owner of such Shares and the proposed transferee submit certain certifications to the Company and (ii) the Company receives a written opinion of United States legal counsel in form and substance satisfactory to it to the effect that such Disposal is exempt from the registration requirements of the Act."

5.     RE-OFFERS  BY  PURCHASER  IN  THE  UNITED  STATES.

If Purchaser publicly re-offers all or any part of the Shares in the United States, Purchaser (and/or certain persons who participate in any such re-offer) may be deemed, under certain circumstances, to be an "underwriter" as defined in section 2(11) of the Securities Act. If Purchaser plans to make any such re-offer, it will consult with United States legal counsel prior to any such re-offer in order to determine its liabilities and obligations under this Subscription Agreement and any applicable Securities Laws.

6.     AUTHORITY;NO  CONFLICT.

6.1 Purchaser has the corporate power, authority and capacity to enter into the Subscription Agreement and to consummate the transactions contemplated hereby. Upon the execution and delivery of this Purchase Agreement by Purchaser, the Subscription Agreement with Schedules 1-3 shall constitute the legal, valid and binding obligations of Purchaser, enforceable in accordance with its terms except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganisation or other similar laws, relating to or affecting the enforcement of creditors rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

6.2 The execution, delivery and performance of this Agreement by Purchaser do not and (with notice or the passage of time or both) will not materially conflict with, or result in a material violation or breach of or loss of any material benefit under, or permit the acceleration of any material obligation or give rise to a right of termination under, (i) the organisational documents of Purchaser, (ii) any existing law, rule or regulation, judgement or order applicable to Purchaser, (iii) any mortgage, lease, indenture, agreement or other instrument to which Purchaser is a party (other than agreements to which Purchaser and/or JKX Oil & Gas plc and the International Finance Corporation are parties relating to the financing of Ninotsminda Oil Company), or (iv) any permit, license, franchise or concession, applicable to Purchaser in each case, except for any of the same that would not impair or impede Purchaser's ability to enter into this Agreement and to consummate in a timely fashion the transactions contemplated hereby.

7.     SURVIVAL  OF  REPRESENTATIONS  ,  WARRANTIES  AND  AGREEMENTS

Notwithstanding any investigation made by CanArgo, all covenants, agreements, representations and warranties made by Purchaser herein shall survive the delivery to Purchaser of the Shares.

                                   SCHEDULE 2

                                       TO

                             SUBSCRIPTION AGREEMENT

                  DEFINITION OF U.S. PERSON UNDER REGULATION S


1.     U.S.  Person

     (a)  "U.S.  person"  means:

          (i)          Any  natural  person  resident  in  the  United  States;

          (ii) Any partnership or corporation organised or incorporated under the laws of the United States;

          (iii) Any estate of which any executor or administrator is a U.S. person;

          (iv)         Any  trust  of  which  any  trustee  is  a  U.S. person;

          (v) Any agency or branch of a foreign entity located in the United States;

          (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

          (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organised, incorporated, or (if an individual) resident in the United States; and

          (viii) Any partnership or corporation if: (A) organised or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organised or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.

     (b) Notwithstanding paragraph (1)(a) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organised, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

     (c) Notwithstanding paragraph (1)(a), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

             (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

             (ii)      The  estate  is  governed  by  foreign  law.

     (d) Notwithstanding paragraph (1)(a), any trust of which any professional fiduciary acting as a trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. person.

     (e) Notwithstanding paragraph (1)(a), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

     (f) Notwithstanding paragraph (1)(a), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

             (i)       The agency or branch operates for valid business reasons;
                       and

             (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

     (g) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans and any other similar international organisations, their agencies, affiliates and pension plans shall not be deemed
             "U.S.  persons."

2. United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                   SCHEDULE 3

                                     TO THE

                             SUBSCRIPTION AGREEMENT


REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  CANARGO

1.  AUTHORITY,  NO  CONFLICT

1.1 CanArgo has the corporate power, authority and capacity to enter into the Subscription Agreement and to consummate the transactions contemplated hereby. Upon execution and delivery of this Agreement by CanArgo, the Subscription Agreement, with Schedules 1-3 shall constitute the legal, valid and binding obligations of CanArgo, enforceable in accordance with its terms except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganisation or other similar laws related to or affecting the enforcement of creditors rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

1.2 The execution, delivery and performance of this Agreement by CanArgo do not and (with notice or the passage of time or both) will not materially conflict with, or result in a material violation or breach of or loss of any material benefit under, or permit the acceleration of any material obligation or give rise to a right of termination under, (i) the certificate of incorporation or bylaws of CanArgo, (ii) any existing law, rule or regulation, judgement or order applicable to CanArgo, (iii) any mortgage, lease, indenture, agreement or other instrument to which CanArgo is a party, or (iv) any permit, license, franchise or concession applicable to CanArgo, in each case, except for any of the same that would not have a material adverse effect on the business, assets, operations or financial condition of CanArgo and its subsidiaries taken as one enterprise.

2.  DISCLOSURE

CanArgo's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and its Quarterly Report on Form 10-Q ("Form 10-Q") for the fiscal quarter ended March 31, 2000 (collectively, the "SEC Filings"), including any financial statements or schedules included therein, comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder and did not at the time of their filing contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.  FINANCIAL  STATEMENTS;  NO  MATERIAL  ADVERSE  CHANGE

3.1 The consolidated financial statements included in the SEC Filings have been prepared in accordance with US generally accepted accounting principles (except as may be indicated in the notes thereto or, in the case of the unaudited statements included in the Form 10-Q, as permitted by the SEC and subject to normal year-end audit adjustments). The consolidated balance sheets included in the SEC Filings fairly present in all material respects the consolidated financial position of CanArgo and its subsidiaries as of their respective dates, and the related consolidated statements of operations, stockholders equity and cash flows included in the SEC Filings fairly present in all material respects the consolidated results of operations, changes in equity and cash flows of CanArgo and its subsidiaries for the respective periods then ended (subject, in the case of unaudited statements, to normal audit adjustments).

3.2 Since March 31, 2000, there has been no event or circumstance that has had a material adverse effect on the business, assets, operations or financial condition of CanArgo and its subsidiaries taken as one enterprise.

4.  SURVIVAL  OF  REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS

Notwithstanding any investigation made by the Purchaser, all covenants, agreements, representations and warranties made by CanArgo herein shall survive the delivery to Purchaser of the Shares.